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                                                                     EXHIBIT L-3





                  GPU'S INVESTMENTS IN NONSYSTEM SECURITIES



  NAME AND DESCRIPTION OF COMPANY       PERCENTAGE        APPLICABLE EXEMPTION OR
                                        INTEREST OF          COMMISSION ORDER
                                          VOTING
                                       SECURITIES AT
                                         12/31/00
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
Ballard Generation Systems Inc. -          7.41%          HCAR No. 26631 (Dec 17,
Develops, manufactures and markets                        1996) and No. 26635
stationary fuel cell power systems                        (Dec. 26, 1996)
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Ballard Power Systems Inc. -               < 1%           Authorization Pending
Develops, manufactures and markets
fuel cells and related systems
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Envirotech Investment Fund I               9.9%           HCAR No. 26230 (Feb. 8,
Limited Partnership -                                     1995)
Energy-related investment vehicle
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Waterford Development Corporation -        6.25%          Rule 40(a)(5)
Local industrial enterprise
assistance
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Greater Reading Development                5.58%          Rule 40(a)(5)
Partnership - Local industrial
enterprise assistance
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Telergy, Inc. - Exempt                3% convertible      Section 34
Telecommunications Company ("ETC")       preferred
                                         non-voting
                                        stock interest
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Pantellos Corporation - ETC                3.19%          Section 34
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Last Mile, Inc. d/b/a Sting           25% non-voting      Section 34
Communications - ETC                  preferred stock
                                         interest
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EnerTech Capital Partners II, L.P.         1.82%          HCAR No. 27139 (Feb. 18,
- Energy-related investment vehicle.                      2000)